MARKETABLE SECURITIES (Schedule of amortized cost and fair value of available-for-sale marketable securities) (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Amortized cost
Due within one year	$ 36,775	$ 285,012
Due between one and four years	21,791	327,687
Amortized cost	58,566	612,699
Fair value
Due within one year	36,356	283,016
Due between one and four years	21,345	324,548
Fair value	$ 57,701	$ 607,564